Exhibit 99.1

Wabtec Delivers First Quarter 2024 Results;
Raises Full-Year Guidance

1Q 2024

SALES	GAAP EARNINGS PER SHARE	ADJUSTED EARNINGS PER SHARE

$2.50B	$1.53	$1.89
+13.8%YOY	+64.5%YOY	+47.7%YOY

Q1 2024 HIGHLIGHTS

“The Wabtec team delivered a strong start to 2024, continuing the momentum experienced in 2023. This was evidenced by higher sales, margin expansion, and increased earnings in the quarter,” said Rafael Santana, Wabtec’s President and CEO.
“Looking ahead, we continue to see underlying customer demand for our products and solutions. Our orders pipeline and 12-month backlog continue to be strong, which provide visibility for profitable growth ahead. Our team is focused on product innovation, disciplined cost management, and relentless execution for our customers. These factors, coupled with our strong Q1 results, give us confidence to raise our full-year 2024 guidance.
“Overall, we expect to continue building significant long-term momentum with growth in new locomotive sales, modernizations, digital solutions, and in transit systems. Wabtec is well-positioned to drive profitable growth in 2024 and beyond while maximizing shareholder value.”
Rafael Santana President and CEO

•GAAP Earnings Per Share of $1.53, Up 64.5%; Adjusted Earnings Per Share of $1.89, Up 47.7%

•GAAP Operating Margin at 16.5%; Adjusted Operating Margin Up 3.4 pts to 19.8%

•Sales Growth of 13.8% to $2.50 billion; Freight Segment Sales Growth of 17.2%

•Returned $211 million to Shareholders via Share Repurchases and Dividends

•Raises 2024 Financial Guidance of Adjusted EPS to Between $7.00 to $7.40; Up 21.6% at the Mid-Point from 2023 (Increased from $6.50 to $6.90)

PITTSBURGH, April 24, 2024 – Wabtec Corporation (NYSE: WAB) today reported first quarter 2024 GAAP earnings per diluted share of $1.53, up 64.5% versus the first quarter of 2023. Adjusted earnings per diluted share were $1.89, up 47.7% versus the same quarter a year ago. First quarter sales were $2.50 billion and cash from operations was $334 million.

2024 First Quarter Consolidated Results

Wabtec Corporation Consolidated Financial Results
$ in millions except earnings per share and percentages; margin change in percentage points (pts)	First Quarter
	2024	2023	Change
Net Sales	$2,497	$2,194	13.8%

GAAP Gross Margin	32.7%	30.3%	2.4 pts
Adjusted Gross Margin	32.9%	30.5%	2.4 pts
GAAP Operating Margin	16.5%	12.6%	3.9 pts
Adjusted Operating Margin	19.8%	16.4%	3.4 pts

GAAP Diluted EPS	$1.53	$0.93	64.5%
Adjusted Diluted EPS	$1.89	$1.28	47.7%

Cash Flow from Operations	$334	$(25)	$359
Operating Cash Flow Conversion	84%	(8)%

•Sales increased 13.8% compared to the year-ago quarter driven by higher sales in both the Freight and Transit segments.
•GAAP operating margin was higher than the prior year at 16.5% and adjusted operating margin was higher than the prior year at 19.8%. Both GAAP and adjusted operating margins benefited from improved gross margin as well as operating expenses which grew at a slower rate than revenue.
•GAAP EPS and adjusted EPS increased from the year-ago quarter primarily due to higher sales, margin expansion and a lower tax rate.

2024 First Quarter Freight Segment Results

Wabtec Corporation Freight Segment Financial Results
Net sales $ in millions; margin change in percentage points (pts)	First Quarter
	2024	2023	Change
Net Sales	$1,824	$1,556	17.2%
GAAP Gross Margin	34.3%	30.7%	3.6 pts
Adjusted Gross Margin	34.5%	30.8%	3.7 pts
GAAP Operating Margin	20.2%	14.5%	5.7 pts
Adjusted Operating Margin	24.1%	19.0%	5.1 pts

•Freight segment sales for the first quarter were up across most product lines, driven primarily by Equipment and Services.
•GAAP operating margin and adjusted operating margin benefited from higher sales, improved gross margin and focused cost management.

2024 First Quarter Transit Segment Results

Wabtec Corporation Transit Segment Financial Results
Net sales $ in millions; margin change in percentage points (pts)	First Quarter
	2024	2023	Change
Net Sales	$673	$638	5.5%
GAAP Gross Margin	28.2%	29.4%	(1.2) pts
Adjusted Gross Margin	28.6%	29.8%	(1.2) pts
GAAP Operating Margin	11.0%	11.0%	—
Adjusted Operating Margin	12.7%	12.9%	(0.2) pts

•Transit segment sales for the first quarter were up 5.5% due to higher OE and aftermarket sales.
•GAAP and adjusted operating margins were down driven by lower gross margin, partially offset by operating expenses which grew at a slower rate than revenue.

Backlog

Wabtec Corporation Consolidated Backlog Comparison
Backlog $ in millions	March 31,
	2024	2023	Change
12-Month Backlog	$7,710	$6,925	11.3%
Total Backlog	$22,083	$22,334	(1.1)%

The Company’s multi-year backlog continues to provide strong visibility. At March 31, 2024, the 12-month backlog was $785 million higher than the prior year period. At March 31, 2024, multi-year backlog was $251 million lower than the prior year period and excluding foreign currency exchange, multi-year backlog decreased $310 million, down 1.4%.

Cash Flow and Liquidity Summary
•During the first quarter, cash provided by operations was $334 million versus cash used for operations of $25 million in the year ago period due primarily to higher net income, improved working capital and increased accounts receivable securitization funding.
•At the end of the quarter, the Company had cash, cash equivalents and restricted cash of $639 million and total debt of $4.00 billion. At March 31, 2024, the Company’s total available liquidity was $2.13 billion, which includes cash and cash equivalents plus $1.50 billion available under current credit facilities.
•During the quarter, the Company repurchased $175 million of Wabtec shares and paid $36 million in dividends.

2024 Financial Guidance
•Wabtec updated its 2024 financial guidance with sales expected to be in a range of $10.25 billion to $10.55 billion and adjusted earnings per diluted share to be in a range of $7.00 to $7.40.
•For full year 2024, Wabtec expects operating cash flow conversion of greater than 90 percent.

About Wabtec
Wabtec Corporation (NYSE: WAB) is revolutionizing the way the world moves for future generations. The company is a leading global provider of equipment, systems, digital solutions and value-added services for the freight and transit rail industries, as well as the mining, marine and industrial markets. Wabtec has been a leader in the rail industry for over 150 years and has a vision to achieve a zero-emission rail system in the U.S. and worldwide. Visit Wabtec’s website at www.wabteccorp.com.

Forecasted GAAP Earnings Reconciliation
Wabtec is not presenting a quantitative reconciliation of our forecasted GAAP earnings per diluted share to forecasted adjusted earnings per diluted share in reliance on the unreasonable efforts exemption provided under Item 10(e)(1)(i)(B) of Regulation S-K. Wabtec is unable to predict with reasonable certainty and without unreasonable effort the impact and timing of restructuring-related and other charges, including acquisition-related expenses and the outcome of certain regulatory, legal and tax matters. The financial impact of these items is uncertain and is dependent on various factors, including timing, and could be material to our Consolidated Statements of Earnings.

Conference Call Information
Wabtec will host a call with analysts and investors at 8:30 a.m. ET, today. To listen via webcast, go to Wabtec’s website at www.WabtecCorp.com and click on “Events & Presentations” in the “Investor Relations” section. Also, an audio replay of the call will be available by calling 1-877-344-7529 or 1-412-317-0088 (access code: 9975952).

Information about non-GAAP Financial Information and Forward-Looking Statements
Wabtec’s earnings release and 2024 financial guidance mentions certain non-GAAP financial performance measures, including adjusted gross profit, adjusted operating expenses, adjusted operating margin, adjusted gross margin, EBITDA, adjusted EBITDA, adjusted income tax expense, adjusted income from operations, adjusted interest and other expense, adjusted net income, adjusted earnings per diluted share and operating cash flow conversion. Wabtec defines EBITDA as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is further adjusted by restructuring costs. Wabtec defines operating cash flow conversion as net cash provided by operating activities divided by net income plus depreciation and amortization including deferred debt cost amortization. While Wabtec believes these are useful supplemental measures for investors, they are not presented in accordance with GAAP. Investors should not consider non-GAAP measures in isolation or as a substitute for net income, cash flows from operations, or any other items calculated in accordance with GAAP. In addition, the non-GAAP financial measures included in this release have inherent material limitations as performance measures because they add back certain expenses incurred by the Company to GAAP financial measures, resulting in those expenses not being taken into account in the applicable non-GAAP financial measure. Because not all companies use identical calculations, Wabtec’s presentation of non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. Included in this release are reconciliation tables that provide details about how adjusted results relate to GAAP results.

This communication contains “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. All statements, other than historical facts, including statements regarding Wabtec’s plans, objectives, expectations and intentions; Wabtec’s expectations about future sales, earnings and cash conversion and statements regarding macro-economic conditions and evolving production and demand conditions; and any assumptions underlying any of the foregoing, are forward-looking statements. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “project,” “predict,” “continue,” “target” or other similar words or expressions. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) changes in general economic and/or industry specific conditions, including the impacts of tax and tariff programs, inflation, supply chain disruptions, foreign currency exchange, and industry consolidation; (2) changes in the financial condition or operating strategies of Wabtec’s customers; (3) unexpected costs, charges or expenses resulting from acquisitions and potential failure to realize synergies and other anticipated benefits of acquisitions, including as a result of integrating acquired targets into Wabtec; (4) inability to retain and hire key personnel; (5) evolving legal, regulatory and tax regimes; (6) changes in the expected timing of projects; (7) a decrease in freight or passenger rail traffic; (8) an increase in manufacturing costs; (9) actions by third parties, including government agencies; (10) the impacts of epidemics, pandemics, or similar public health crises on the global economy and, in particular, our customers, suppliers and end-markets, (11) potential disruptions, instability, and volatility in global markets as a result of global military action, acts of terrorism or armed conflict, including from the imposition of economic sanctions on Russia resulting from the invasion of Ukraine; (12) cybersecurity and data protection risks and (13) other risk factors as detailed from time to time in Wabtec’s reports filed with the SEC, including Wabtec’s annual report on Form 10-K, periodic quarterly reports on Form 10-Q, current reports on Form 8-K and other documents filed with the SEC. The foregoing list of important factors is not exclusive. Any forward-looking statements speak only as of the date of this communication. Wabtec does not undertake any obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Wabtec Investor Contact
Kyra Yates / Kyra.Yates@wabtec.com / 817-349-2735

Wabtec Media Contact
Tim Bader / Tim.Bader@wabtec.com / 682-319-7925

Appendix A
WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
FOR THE THREE MONTHS ENDED MARCH 31, 2024 AND 2023
(AMOUNTS IN MILLIONS EXCEPT PER SHARE DATA)
(UNAUDITED)

	Three Months Ended March 31,

	2024	2023

Net sales	$2,497	$2,194
Cost of sales	(1,682)	(1,529)
Gross profit	815	665
Gross profit as a % of Net Sales	32.7%	30.3%

Selling, general and administrative expenses	(281)	(263)
Engineering expenses	(48)	(51)
Amortization expense	(74)	(75)
Total operating expenses	(403)	(389)
Operating expenses as a % of Net Sales	16.2%	17.7%

Income from operations	412	276
Income from operations as a % of Net Sales	16.5%	12.6%

Interest expense, net	(47)	(48)
Other (expense) income, net	(2)	5
Income before income taxes	363	233

Income tax expense	(86)	(60)
Effective tax rate	23.6%	25.5%

Net income	277	173

Less: Net income attributable to noncontrolling interest	(5)	(4)

Net income attributable to Wabtec shareholders	$272	$169

Earnings Per Common Share
Basic
Net income attributable to Wabtec shareholders	$1.54	$0.94
Diluted
Net income attributable to Wabtec shareholders	$1.53	$0.93

Weighted average shares outstanding
Basic	176.5	179.9
Diluted	177.2	180.6

Appendix A
WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME (CONTINUED)
FOR THE THREE MONTHS ENDED MARCH 31, 2024 AND 2023
(AMOUNTS IN MILLIONS EXCEPT PER SHARE DATA)
(UNAUDITED)

	Three Months Ended March 31,

	2024	2023
Segment Information
Freight Net sales	$1,824	$1,556
Freight Income from operations	$368	$226
Freight Operating margin	20.2%	14.5%

Transit Net sales	$673	$638
Transit Income from operations	$74	$70
Transit Operating margin	11.0%	11.0%

Backlog Information (Note: 12-month is a sub-set of total)	March 31, 2024	December 31, 2023	March 31, 2023
Freight Total	$17,898	$17,785	$18,319
Transit Total	4,185	4,214	4,015
Wabtec Total	$22,083	$21,999	$22,334

Freight 12-month	$5,667	$5,420	$4,948
Transit 12-month	2,043	2,037	1,977
Wabtec 12-month	$7,710	$7,457	$6,925

Appendix B
WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

	March 31, 2024	December 31, 2023
In millions
Cash, cash equivalents and restricted cash	$639	$620
Receivables, net	1,541	1,684
Inventories, net	2,356	2,284
Other current assets	263	267
Total current assets	4,799	4,855
Property, plant and equipment, net	1,445	1,485
Goodwill	8,730	8,780
Other intangible assets, net	3,115	3,205
Other noncurrent assets	658	663
Total Assets	$18,747	$18,988
Current liabilities	$3,153	$4,056
Long-term debt	3,997	3,288
Other long-term liabilities	1,093	1,120
Total Liabilities	8,243	8,464
Shareholders' equity	10,462	10,487
Noncontrolling interest	42	37
Total Equity	10,504	10,524
Total Liabilities and Equity	$18,747	$18,988

Appendix C
WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	Three Months Ended March 31,
	2024	2023
In millions
Operating activities
Net income	$277	$173
Non-cash expense	126	124
Receivables	121	(51)
Inventories	(85)	(188)
Accounts payable	45	47
Other assets and liabilities	(150)	(130)
Net cash provided by (used for) operating activities	334	(25)

Net cash used for investing activities	(19)	(32)

Net cash used for financing activities	(289)	(72)

Effect of changes in currency exchange rates	(7)	5

Increase (decrease) in cash	19	(124)

Cash, cash equivalents and restricted cash, beginning of period	620	541
Cash, cash equivalents and restricted cash, end of period	$639	$417

Appendix D
Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec’s reported results prepared in accordance with GAAP.

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)	First Quarter 2024 Actual Results
	Net	Gross	Operating	Income from	Interest &		Net	Noncontrolling	Wabtec
	Sales	Profit	Expenses	Operations	Other Exp	Tax	Income	Interest	Net Income	EPS

Reported Results	$2,497	$815	$(403)	$412	$(49)	$(86)	$277	$(5)	$272	$1.53

Restructuring and Portfolio Optimization costs	—	6	4	10	—	(2)	8	—	8	$0.05

Non-cash Amortization expense	—	—	73	73	—	(17)	56	—	56	$0.31

Adjusted Results	$2,497	$821	$(326)	$495	$(49)	$(105)	$341	$(5)	$336	$1.89

Fully Diluted Shares Outstanding										177.2

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)	First Quarter 2023 Actual Results
	Net	Gross	Operating	Income from	Interest &		Net	Noncontrolling	Wabtec
	Sales	Profit	Expenses	Operations	Other Exp	Tax	Income	Interest	Net Income	EPS

Reported Results	$2,194	$665	$(389)	$276	$(43)	$(60)	$173	$(4)	$169	$0.93

Restructuring costs	—	4	5	9	—	(2)	7	—	7	$0.04

Non-cash Amortization expense	—	—	75	75	—	(20)	55	—	55	$0.31

Adjusted Results	$2,194	$669	$(309)	$360	$(43)	$(82)	$235	$(4)	$231	$1.28

Fully Diluted Shares Outstanding										180.6

Appendix D
Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec’s reported results prepared in accordance with GAAP.

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)	Fourth Quarter Year-to-Date 2023 Actual Results
	Net	Gross	Operating	Income from	Interest &		Net	Noncontrolling	Wabtec
	Sales	Profit	Expenses	Operations	Other Exp	Tax	Income	Interest	Net Income	EPS

Reported Results	$9,677	$2,944	$(1,678)	$1,266	$(174)	$(267)	$825	$(10)	$815	$4.53

Restructuring and Portfolio Optimization costs	—	38	41	79	—	(17)	62	—	62	$0.34

Gain on LKZ investment	—	—	—	—	(35)	—	(35)	—	$(35)	$(0.19)

Non-cash Amortization expense	—	—	298	298	—	(74)	224	—	224	$1.24

Adjusted Results	$9,677	$2,982	$(1,339)	$1,643	$(209)	$(358)	$1,076	$(10)	$1,066	$5.92

Fully Diluted Shares Outstanding										179.5

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)	Fourth Quarter Year-to-Date 2022 Actual Results
	Net	Gross	Operating	Income from	Interest &		Net	Noncontrolling	Wabtec
	Sales	Profit	Expenses	Operations	Other Exp	Tax	Income	Interest	Net Income	EPS

Reported Results	$8,362	$2,540	$(1,529)	$1,011	$(157)	$(213)	$641	$(8)	$633	$3.46

Restructuring costs	—	43	9	52	—	(13)	39	—	39	$0.21

Non-cash Amortization expense	—	—	291	291	—	(73)	218	—	218	$1.19

Adjusted Results	$8,362	$2,583	$(1,229)	$1,354	$(157)	$(299)	$898	$(8)	$890	$4.86

Fully Diluted Shares Outstanding										182.8

Appendix E
Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec’s reported results prepared in accordance with GAAP.

Wabtec Corporation
First Quarter 2024 EBITDA Reconciliation
(in millions)
	Reported Income	+	Other Income	+	Depreciation &	=	EBITDA	+	Restructuring	=	Adjusted
	from Operations		(Expense)		Amortization				Costs		EBITDA

Consolidated Results	$412		$(2)		$122		$532		$8		$540

Wabtec Corporation
First Quarter 2023 EBITDA Reconciliation
(in millions)
	Reported Income	+	Other Income	+	Depreciation &	=	EBITDA	+	Restructuring	=	Adjusted
	from Operations		(Expense)		Amortization				Costs		EBITDA

Consolidated Results	$276		$5		$121		$402		$6		$408

Appendix F
WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
SALES BY PRODUCT LINE
(UNAUDITED)

	Three Months Ended March 31,
In millions	2024	2023
Freight Segment
Services	$829	$707
Equipment	526	404
Components	293	258
Digital Intelligence	176	187
Total Freight Segment	$1,824	$1,556

Transit Segment
Original Equipment Manufacturer	$310	$289
Aftermarket	363	349
Total Transit Segment	$673	$638

Appendix G
WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
RECONCILIATION OF REPORTED RESULTS TO ADJUSTED RESULTS - BY SEGMENT
(UNAUDITED)

	Three Months Ended March 31,
	2024		2023
In millions	Gross Profit	Income from Operations	Gross Profit	Income from Operations

Freight Segment Reported Results	$625	$368	$478	$226
Freight Segment Reported Margin	34.3%	20.2%	30.7%	14.5%

Restructuring and Portfolio Optimization costs	3	3	1	2
Non-cash Amortization expense	—	68	—	68

Freight Segment Adjusted Results	$628	$439	$479	$296
Freight Segment Adjusted Margin	34.5%	24.1%	30.8%	19.0%

Transit Segment Reported Results	$190	$74	$187	$70
Transit Segment Reported Margin	28.2%	11.0%	29.4%	11.0%

Restructuring costs	3	7	3	5
Non-cash Amortization expense	—	5	—	7

Transit Segment Adjusted Results	$193	$86	$190	$82
Transit Segment Adjusted Margin	28.6%	12.7%	29.8%	12.9%

Appendix H
WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
RECONCILIATION OF CHANGES IN NET SALES - BY SEGMENT
(UNAUDITED)

	Three Months Ended March 31,
In millions	Freight	Transit	Consolidated

2023 Net Sales	$1,556	$638	$2,194

Acquisitions	36	—	36
Foreign Exchange	1	4	5
Organic	231	31	262

2024 Net Sales	$1,824	$673	$2,497

Change ($)	268	35	303
Change (%)	17.2%	5.5%	13.8%

Appendix I

Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP.

Wabtec Corporation
2024 First Quarter Cash Conversion Calculation
(in millions)
	Reported Cash from Operations	÷	(Net Income	+	Depreciation & Amortization)	=	Cash Conversion

Consolidated Results	$334		$277		$123		84%

Wabtec Corporation
2023 First Quarter Cash Conversion Calculation
(in millions)
	Reported Cash from Operations	÷	(Net Income	+	Depreciation & Amortization)	=	Cash Conversion

Consolidated Results	$(25)		$173		$123		(8)%